UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
(631) 240-8800
August 21, 2024
Dear Fellow Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences,” the “Company,” “we” or “us”) to be held at 10:00 a.m., Eastern Time, on Monday, September 30, 2024.
We are very pleased that this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. The Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/APDN2024. You will also be able to vote your shares electronically at the annual meeting.
We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
At the Annual Meeting, you will be asked to (i) elect six directors; (ii) ratify our appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024; (iii) grant the Board of Directors the discretionary authority for 12 months to amend the Company’s certificate of incorporation, as amended, to authorize a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company’s Board of Directors following the Annual Meeting; and (iv) approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the common stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on May 28, 2024. In addition, we will be pleased to report on our affairs and a discussion period will be provided for questions and comments of general interest to stockholders. Detailed information with respect to these matters is set forth in the accompanying Proxy Statement, which we encourage you to carefully read in its entirety.
We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on August 1, 2024 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about August 21, 2024, we will mail to our stockholders a Notice of Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2023 Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as amended, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.
You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail.
Thank you for your ongoing support of Applied DNA Sciences.
Very truly yours,
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer

APPLIED DNA SCIENCES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”), will be held virtually at www.virtualshareholdermeeting.com/APDN2024 on Monday, September 30, 2024 at 10:00 a.m., Eastern Time, for the following purposes:
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to elect six directors, constituting the entire board of directors of the Company (the “Board of Directors”), to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

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to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024;

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to grant the Board of Directors discretionary authority for 12 months to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to authorize a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company’s Board of Directors following the Annual Meeting (the “Reverse Split Proposal”);

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to approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the common stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on May 28, 2024 (the “Warrant Exercise Proposal”); and

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to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.
Only stockholders of record at the close of business on August 1, 2024 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. The Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/APDN2024.
A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting. On or about August 21, 2024, the Company will mail to stockholders a Notice of Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2023 Annual Report on Form 10-K, how to vote electronically via the Internet or vote by telephone, and how to request printed proxy materials.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.
Very truly yours,
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer
Stony Brook, New York
August 21, 2024

This Notice of Annual Meeting and the enclosed Proxy Statement and proxy card are first being mailed on or about August 21, 2024 to stockholders entitled to notice of and to vote at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders
To Be Held on September 30, 2024
The Proxy Statement, along with our 2023 Annual Report, as amended, is available free of charge at the following website: www.proxyvote.com

PROXY STATEMENT	1
ABOUT THE ANNUAL MEETING	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13
PROPOSAL NO. 3: GRANT THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY FOR 12 MONTHS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF COMMON STOCK, AT A RATIO IN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTY, WITH SUCH SPECIFIC RATIO TO BE DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS FOLLOWING THE ANNUAL MEETING	15
PROPOSAL NO. 4: APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE EXERCISABILITY OF CERTAIN COMMON STOCK PURCHASE WARRANTS, AND THE ISSUANCE OF THE COMMON STOCK UNDERLYING SUCH WARRANTS, WHICH WARRANTS WERE ISSUED IN CONNECTION WITH AN OFFERING OF SECURITIES OF THE COMPANY THAT OCCURRED ON MAY 28, 2024	25
MANAGEMENT AND CORPORATE GOVERNANCE	28
EXECUTIVE COMPENSATION	34
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	44
HOUSEHOLDING OF PROXY MATERIALS	46
OTHER BUSINESS	47
STOCKHOLDER PROPOSALS AND NOMINATIONS	48
ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	49
APPENDIX A	A-1

i

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
PROXY STATEMENT
Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. to be held online on Monday, September 30, 2024, beginning at 10:00 a.m., Eastern Time, and at any postponements or adjournments of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.
Except as otherwise indicated, all share and per share information in this Proxy Statement gives effect to the reverse stock split of the Company’s outstanding common stock at a ratio of one-for-twenty shares, which was approved by our Board of Directors on April 21, 2024 and was effected as of 12:01 a.m. Eastern Time on Thursday, April 25, 2024.
ABOUT THE ANNUAL MEETING
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “— Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about August 21, 2024. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as amended (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.
How do I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how you can:
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View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

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Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email prior to our next stockholder meeting with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of (i) the election of six directors; (ii) the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024; (iii) to authorize a reverse stock split of our common stock, $0.001 par value (“Common Stock”), at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company’s Board of Directors following the Annual Meeting (the “Reverse Split Proposal”); (iv) to approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of Common Stock, underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on May 28, 2024 (the “Warrant Exercise Proposal”); and (v) such other business that may properly come before the meeting or any postponement or adjournment thereof. In addition, management will report on our performance during the fiscal year ended September 30, 2023 and more recent developments and respond to questions from stockholders. Our Board of Directors is not currently aware of any other matters which will come before the meeting.
How do proxies work and how are votes counted?
The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all of our director nominees or withhold your vote as to some or all of our director nominees. You may also vote for the ratification of our selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2023 or against such ratification. You may also vote to grant discretionary authority to the Board of Directors for 12 months to amend the Company’s Certificate of Incorporation to effect the Reverse Split Proposal. You may also vote to approve or not approve the Warrant Exercise Proposal. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “— What are the Board of Directors’ recommendations as to the proposals to be voted on?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on August 1, 2024, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.
On August 1, 2024, the record date for the meeting, there were 10,299,385 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on each of the matters presented at the Annual Meeting or postponements and adjournments of the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock as of the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 10,299,385 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 5,149,694 shares will be required to establish a quorum.
If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter, then the shares covered by such broker non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum. For more information on discretionary and non-discretionary matters, see “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
What vote is required to approve each matter and how are votes counted?
Proposal No. 1: Election of Directors
The six nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our directors.

Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority.
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion has the same legal effect as a vote “against” the matter.
Proposal No. 3: Grant of Discretionary Authority to the Board for 12 Months to Amend the Company’s Certificate of Incorporation to Effect the Reverse Split Proposal.
The votes cast for the proposal must exceed the votes cast against the proposal in order for the proposal to be approved. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
Proposal No. 4: Approval, in Accordance with Nasdaq Listing Rule 5635(d), of the exercisability of certain common stock purchase warrants, and the issuance of the Common Stock underlying such warrants, which warrants were issued in connection with an Offering of Securities of the Company that occurred on May 28, 2024.
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of the Warrant Exercise Proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non-vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
How can you attend the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/APDN2024. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/APDN2024.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/APDN2024 on the day of the Annual Meeting.

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Webcast will start on September 30, 2024, at 10:00 a.m., Eastern Time.

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You will need your 16-digit control number to enter the Annual Meeting.

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Stockholders may submit questions while attending the Annual Meeting via the Internet.

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Webcast replay of the Annual Meeting will be available until September 30, 2025.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the record date.

Why hold a virtual meeting?
We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I ask questions at the virtual Annual Meeting?
During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/APDN2024. We will respond to as many inquiries at the virtual Annual Meeting as time allows.
What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.
How can I vote my shares?
Record Owners and Beneficial Owners Who Have Been Provided With a 16 Digit Control Number
If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16-digit control number, you may vote:
1.
Over the Internet — If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the proxy materials. You must specify how you want your shares voted or your vote will not be completed, and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/APDN2024 and having available the control number included on your proxy card or on the instructions that accompanied your proxy materials.

2.
By Telephone — If you are a registered stockholder or a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your proxy materials, you may call 1-800-690-6903 in the United States (toll-free) or from foreign countries (tolls may apply) to vote by telephone. Your shares will be voted according to your instructions.

3.
By Mail — Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

Beneficial Owners
As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16-digit control number, which will allow you to vote as described above or at the Annual Meeting.
If your broker has not provided you with a 16-digit control number, please contact your broker for instructions on how to vote your shares.
Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.
What am I voting on at the Annual Meeting?
The following proposals are scheduled for a vote at the Annual Meeting:
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Proposal No. 1:   to elect six directors, constituting the entire Board of Directors, to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

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Proposal No. 2:   to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024;

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Proposal No. 3:   to grant discretionary authority to the Board of Directors for 12 months to amend the Company’s Certificate of Incorporation to effect the Reverse Split Proposal; and

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Proposal No. 4:   to approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the Common Stock underlying such warrants, which warrants were issued in connection with an Offering of Securities of the Company that occurred on May 28, 2024.

Each of these proposals is described in further detail below.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
How does the Board of Directors’ recommend that I vote?
As to the proposals to be voted on at the Annual Meeting, the Board of Directors unanimously recommends that you vote:
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FOR Proposal No. 1, for the election of each of the six nominated candidates for director;

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FOR Proposal No. 2, for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024;

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FOR Proposal No. 3, to grant discretionary authority to the Board of Directors for 12 months to effect the Reverse Split Proposal; and

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FOR Proposal No. 4, to approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the Common Stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on May 28, 2024.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?
If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) in favor of each of our director nominees, (ii) for the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024, (iii) for the granting of discretionary authority to the Board of Directors for 12 months to effect the Reverse Split Proposal, and (iv) for the approval of the Warrant Exercise Proposal, to approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the Common Stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on May 28, 2024. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.
What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.
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Non-Discretionary Items.   The election of directors and the Warrant Exercise Proposal are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

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Discretionary Items.   The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024 and the Reverse Split Proposal are discretionary items. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion if they so choose.

We encourage you to provide instructions to your broker regarding the voting of your shares.
Can I change my vote or revoke my proxy?
If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on September 29, 2024, (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 10:00 AM, Eastern Time, on September 30, 2024. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.
The last proxy or vote that we receive from you will be the vote that Is counted.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Kingsdale Advisors to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $10,000 plus $6.00 per telephone call and $6.00 per QuickVote received for its services. QuickVote is a service that allows Kingsdale Advisors to record the votes of certain of our stockholders. We have also agreed to reimburse Kingsdale Advisors for its reasonable out-of-pocket expenses and to indemnify Kingsdale Advisors and its employees against certain liabilities arising from or in connection with the engagement.
What is “householding” and where can I get additional copies of proxy materials?
For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”
Whom may I contact if I have other questions about the Annual Meeting or voting?
You may contact the Company at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen, or by telephone at 631-240-8800, or you may contact Kingsdale Advisors by telephone at 1-855-682-9644.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. Final voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.
We encourage you to vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Six directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting to serve until the 2025 Annual Meeting of Stockholders, or until their respective successors are elected and qualified. All of the nominees are our current directors and have been nominated for re-election by our Board of Directors. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of these nominees to serve until the 2025 Annual Meeting of Stockholders, or until their successors are elected and qualified. Our Certificate of Incorporation provides that the number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Company’s Bylaws. The Company’s Bylaws provide that the number of directors is determined by resolution of the Board of Directors, provided that the Board of Directors shall consist of at least one member. As of the Annual Meeting, the number of directors shall be fixed at six.
Should one or more of these nominees be unable to accept nomination or election as a director, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent for such other persons as the Board of Directors may recommend. The Board of Directors has no present knowledge that any of the nominees for director named below will be unavailable to serve.
The directors standing for re-election, together with their ages as of August 1, 2024, and certain other information, are:
Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
James A. Hayward, Ph.D., Sc.D.	71	2006	Dr. James A. Hayward has been our Chief Executive Officer since March 17, 2006, a director on the Board of Directors since September 28, 2005 and our President and the Chairman of the Board of Directors since June 12, 2007. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook (“Stony Brook”) in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles, Ltd. Following this, Dr. Hayward was at the Estee Lauder companies for five years, eventually becoming Head of Product Development. In 1990, he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human protein products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. He is the winner of the first Helix Award from BIO and has been twice elected Entrepreneur of the Year by Inc. Magazine and the Long Island Technology Hall of Fame. He has served on the Boards of The Stony Brook Foundation, the NYS Research Foundation, and the NYS Regents Advisory Board. Dr. Hayward also serves on the advisory board of the Manufacturing and Technology Resource Consortium of Stony Brook University, and on the boards of Softheon Corporation, NeoMatrix Formulations, Inc. and the TNPO2 Foundation.

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
			Dr. Hayward’s experience and senior leadership positions in companies in the biotechnology, pharmaceutical and consumer-product industries, and specifically his qualifications and skills in the areas of general operations, financial operations and administration, as well as his role as the Company’s Chief Executive Officer and President, led the Board of Directors to conclude that Dr. Hayward should serve as a director of the Company.
Robert B. Catell	87	2016
Robert B. Catell has been a member of the Board of Directors since October 7, 2016. Mr. Catell serves as Chairman of the Advanced Energy Research and Technology Center (AERTC) at Stony Brook and the National Offshore Wind Research and Development Consortium (NOWRDC). He also serves on the board of several business and not-for-profit organizations, including Long Island Association (LIA), A+ Technology & Security Solutions, Inc., ThermoLift Inc., and Utility Technology Solutions (UTS). Mr. Catell was formerly Chairman and CEO of KeySpan Corporation and KeySpan Delivery (formerly Brooklyn Union Gas), Chairman of National Grid, U.S. and Deputy Chairman of National Grid plc, upon National Grid’s acquisition of KeySpan, and has served on numerous boards including New York State Energy Research & Development Authority (NYSERDA.) Mr. Catell chaired the New York State Business Council from 2002 to 2003 and the Brooklyn Chamber of Commerce from 1994 to 1995.
Mr. Catell holds both a Master’s and a Bachelor’s degree in Mechanical Engineering from City College of New York and is a registered Professional Engineer. He has attended Columbia University’s Executive Development Program, and the Advanced Management Program at the Harvard Business School.
The Board of Directors believe that Mr. Catell’s extensive executive-level management experience, including as a director at other private and public companies and within regulated and technical industries, qualifies him to serve as one of our directors.

Joseph D. Ceccoli	61	2014	Joseph D. Ceccoli has been a member of the Board of Directors since December 3, 2014. Since 2010, Mr. Ceccoli has been the Founder, President and CEO of Biocogent, LLC (“Biocogent”), a bioscience company located at the Stony Brook Long Island High Technology Incubator. Biocogent is focused on the invention, development and commercialization of skin-active molecules and treatment products used in regulated (over-the-counter / med-care), personal care and consumer products. Prior to starting Biocogent, Mr. Ceccoli was Global Director of Operations for BASF Corporation, a global Fortune 100 company and the world’s largest global chemical company, where he was responsible for the integration, operations and growth of domestic and overseas business units from 2007 to 2008. Prior to BASF, Mr. Ceccoli was a General Manager for Engelhard Corporation, a U.S.-based Fortune 500 company and chief operating officer of Long Island-based The Collaborative Group from 2004 to 2007. Mr. Ceccoli holds a Bachelor of Science (“B.S.”) degree in Biotechnology from

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years

Rochester Institute of Technology and advanced professional training in various pharmaceutical sciences, emulsion chemistry, engineering and management disciplines. He is a member of numerous professional organizations such as the American Chemical Society and the Society of Cosmetic Chemists. Mr. Ceccoli has authored and co-authored 16 technical papers that have appeared in peer reviewed and industry specific journals and magazines and is inventor on 16 patents.
The Board of Directors believes that Mr. Ceccoli’s experience across the bioscience and chemical markets, including in global and U.S.-based operations and management, enriches our Board of Directors. Mr. Ceccoli’s experience as an executive officer and director of several bioscience and chemical companies and organizations led the Board of Directors to conclude that he should serve as a director of the Company.

Yacov A. Shamash	74	2006
Dr. Yacov A. Shamash has been a member of the Board of Directors since March 17, 2006. Dr. Shamash is a Professor of Electrical and Computer Engineering at Stony Brook, a position he has held since 1992. From 1992 to 2015, he was the Dean of Engineering and Applied Sciences, and from 1995 to 2004, Dr. Shamash was also the Dean of the Harriman School for Management and Policy at Stony Brook. He served as Vice President for Economic Development at Stony Brook from 2001 to 2019. He was founder of the New York State Center for Excellence in Wireless and Information Technology, and the New York State Center for Excellence in Advanced Energy Research, at Stony Brook. Dr. Shamash developed and directed the NSF Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits from 1989 to 1992 and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University from 1985 until 1992. Dr. Shamash serves on the board of directors of public companies Comtech Telecommunications Corp. and Keytronic Corp. He is on the boards of several not for profit organizations: the Long Island First Robotics and Listnet. Dr. Shamash holds a Ph.D. degree in Electrical Engineering from the Imperial College of Science and Technology in London, England.
Dr. Shamash encounters leaders of businesses large and small, regional and global in their reach, on a daily basis and, as a member of our Board of Directors, Dr. Shamash has played an integral role in our business development by providing the highest-level introductions to customers, channels to market and to the media. Dr. Shamash also brings to our Board of Directors his valuable experience gained from serving as a director at other private and public companies. The Board of Directors believes that Dr. Shamash’s technical experience and other abilities make him a valuable member of the Board of Directors.

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
Sanford R. Simon	81	2006
Dr. Sanford R. Simon has been a member of the Board of Directors since March 17, 2006. Dr. Simon was a Professor of Biochemistry, Cell Biology and Pathology at Stony Brook from 1969 to January 2022. He joined the faculty at Stony Brook as an Assistant Professor in 1969 and was promoted to Associate Professor with tenure in 1975. Dr. Simon was a member of the board of directors of The Collaborative Group from 1995 to 2004. From 1967 to 1969, Dr. Simon was a Guest Investigator at Rockefeller University. Dr. Simon received a B.A. in Zoology and Chemistry from Columbia University in 1963 and, a Ph.D. in Biochemistry from Rockefeller University in 1967, and he studied as a postdoctoral fellow with Nobel Prize winner Max Perutz in Cambridge, England. He has maintained an active research laboratory studying aspects of cell invasion in cancer and inflammation, the uses of small molecules in modulating diverse cell functions, and novel strategies of drug delivery; he also teaches undergraduate, graduate, medical and dental students.
Dr. Simon has worked in the use of large biomolecules in commercial media, and we have made use of his expertise in formulating DNA into commercial carriers for specific customers. As a member of our Board of Directors, Dr. Simon has advised us on patents, provided technical advice, and introduced us to corporate partners and customers. The Board of Directors believes that Dr. Simon’s advice makes him a valuable member of the Board of Directors.

Elizabeth Schmalz Shaheen	73	2017
Ms. Elizabeth M. Schmalz Shaheen has been a member of the Board of Directors since June 1, 2017. She has served as President of American Flavors & Fragrances LLC, a fragrance company, since 2003. Ms. Schmalz Shaheen also serves as President of her own consulting firm, Betsy Schmalz & Associates. She served as Senior Vice President of Corporate Product Development at Estée Lauder. Ms. Schmalz Shaheen’s responsibilities included overseeing product development for some of the company’s most prominent brands. Subsequently, she was Executive Vice President of Product Development at Bath and Body Works and Victoria’s Secret for The Limited. Ms. Schmalz Shaheen started her senior management career at Revlon with responsibility for new product development for brands including Borghese, Ultima II and Prestige fragrances. She is an active member of Cosmetic Executive Women. She earned a bachelor’s degree in psychology from Georgian Court University and serves on their Board of Trustees.
Ms. Schmalz Shaheen’s track record of accomplishments as a strategist and products leader within the cosmetics and personal care industries led the Board of Directors to conclude she should serve as a director of the Company.

There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

Board Diversity Matrix
Under Nasdaq Rule 5605(f), approved by the SEC in August 2021, smaller reporting companies listed on The Nasdaq Stock Market are required, subject to a phase-in period and certain exceptions, to (a) publicly disclose board-level diversity statistics using a standardized matrix and (b) have, or explain why they do not have, at least two directors who are diverse, including at least two directors who identify as female, or at least one diverse director who self-identifies as female and at least one diverse director who self-identifies as an underrepresented minority or LGBTQ+. The new rule is aimed at encouraging a minimum board diversity objective for companies and provide stockholders with consistent, comparable disclosures concerning a company’s current board composition.
Based on information provided by our directors in connection with the preparation of this Proxy Statement, one of our board members self-identifies as female. In accordance with Nasdaq’s board diversity listing standards, we are disclosing aggregated statistical information about our Board’s self-identified gender and racial characteristics and LGBTQ+ status as voluntarily confirmed to us by each of our directors in the table below.
Board Diversity Matrix (As of August 1, 2024)
Total Number of Directors  —  6
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	5
Demographic Information:
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors and persons who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners (“10% stockholders”) also are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.
Based solely upon a review of such forms filed with the SEC with respect to the fiscal year ended September 30, 2023, as the case may be, and upon written representations from these reporting persons, we believe that none of our officers, directors or 10% stockholders failed to file on a timely basis, reports required by Section 16(a) during fiscal 2023.
The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees to the Board of Directors named in this Proposal No. 1.

PROPOSAL NO. 2 —
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors has appointed Marcum LLP (“Marcum,” the “principal accountant” or the “independent accountant”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending September 30, 2024. Marcum has been our independent registered public accounting firm since it was appointed on June 23, 2014 to audit our consolidated financial statements for the fiscal year ended September 30, 2014. Since that date, Marcum has also provided us certain tax and other audit-related services. The Board of Directors has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Marcum LLP are expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
The Board of Directors and audit committee of the Board of Directors (the “Audit Committee”) are aware of recent fines imposed by the Securities and Exchange Commission and Public Company Accounting Oversight Board on Marcum LLP who currently serve as our independent auditors. The audit committee has reviewed these matters with representatives of the firm and will continue to closely monitor ongoing developments at Marcum LLP. The Board of Directors and audit committee continue to recommend the appointment of Marcum LLP. The audit committee and the Board of Directors may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
On July 31, 2024, Marcum announced that it had signed a definitive agreement to be acquired by CBIZ, Inc. The transaction is expected to close in the 4th quarter of 2024. As of the date of this Proxy Statement, the Company has not determined if the acquisition of Marcum by CBIZ, Inc. will impact its utilization of Marcum as its auditor.
Audit and Other Fees
The following table sets forth fees billed to us by our current independent auditors during the fiscal years ended September 30, 2023 and 2022 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.
	Fiscal year ended September 30, 2023	Fiscal year ended September 30, 2022
(i) Audit Fees	$278,105	$249,035
(ii) Audit Related Fees	—	—
(iii) Tax Fees	26,265	22,000
(iv) All Other Fees	—	—
Total Fees	$304,370	$271,035
Audit Fees — Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements, including registration statements.
Audit Related Fees — Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees,” such as accounting consultation and audits in connection with acquisitions.
Tax Fees — Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees — Consists of fees for products and services other than the services reported above.
The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has determined that independence has been maintained.
Audit Committee Report
The Audit Committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. For more information on the Audit Committee, see “Management and Corporate Governance — Board of Directors Structure and Committee Composition — Audit Committee.”
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Marcum was responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ending September 30, 2023 in accordance with the standards of the Public Company Accounting Oversight Board of Directors (United States) (the “PCAOB”). The Audit Committee’s main responsibility is to monitor and oversee this process.
The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended September 30, 2023 with management. The Audit Committee discussed with Marcum the matters required to be discussed by PCAOB Auditing Standard No. 16. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
The Audit Committee considered any fees paid to Marcum for the provision of non-audit related services and does not believe that these fees compromised Marcum’s independence in performing the audit.
Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for filing with the SEC.
THE AUDIT COMMITTEE
Yacov Shamash (Chairperson)
Joseph Ceccoli
Robert B. Catell
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
The Board of Directors deems Proposal No. 2 “Ratification of Appointment of Independent Registered Accounting Firm” to be in the Company and its stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 3
GRANTING THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY FOR 12 MONTHS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF COMMON STOCK, AT A RATIO IN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTY, WITH SUCH SPECIFIC RATIO TO BE DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS FOLLOWING THE ANNUAL MEETING
Introduction
At the Annual Meeting, stockholders will be asked to grant the Board of Directors discretionary authority to the Board of Directors for 12 months to amend the Company’s Certificate of Incorporation (the “Reverse Split Amendment”) to effect the Reverse Stock Split within a range of one-for-five to one-for-fifty, if needed to meet the Minimum Bid Price Requirement (as defined below), under The Nasdaq Capital Market (“Nasdaq”) listing rules with the exact ratio, if any, to be determined by the Company’s Board of Directors (the “Reverse Stock Split Ratio”) at any time prior to the one-year anniversary date of the Annual Meeting. Upon the effectiveness of the Reverse Split Amendment (the “Split Effective Time”), the issued shares of Common Stock outstanding immediately prior to the Split Effective Time will be reclassified into a smaller number of shares. The ultimate Reverse Stock Split Ratio will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the listing requirements of Nasdaq.
The proposed Reverse Split Amendment to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. The form of the Reverse Split Amendment, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of the Common Stock or preferred stock. The following discussion is qualified in its entirety by the full text of the Reverse Split Amendment, which is incorporated herein by reference.
Even if stockholders approve the Reverse Split Proposal, we reserve the right not to effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders. The Board of Directors believes that granting this discretion provides the Board of Directors with maximum flexibility to act in the best interests of the Company and its stockholders. If this Reverse Stock Split is approved by the stockholders, the Board of Directors will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Stock Split within the ratios and during the period set forth above.
The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, Nasdaq listing requirements, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.
Purpose
The Board approved the proposal approving the Reverse Split Amendment for the following reasons:
•
the Board believes that the Reverse Stock Split is the best option available to the Company to increase its stock price as required for continued listing on Nasdaq;

•
the Board believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees; and

•
if the Reverse Stock Split successfully increases the per share price of the Common Stock, the Board believes this increase may increase trading volume in the Common Stock and facilitate future financings by the Company.

Reasons for the Reverse Stock Split and Nasdaq Listing Requirements
Our Common Stock is listed on Nasdaq under the symbol “APDN”. For our Common Stock to continue to be listed on Nasdaq, we must meet the current continued listing requirements, including the requirement that our Common Stock must maintain a minimum bid price of $1.00 per share as set forth in

Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). To regain compliance with the Minimum Bid Price Requirement, the bid price of the Common Stock must have a closing bid price of at least $1.00 per share for a minimum of 10 consecutive trading days.
On December 1, 2023, the Company received a letter from Nasdaq indicting that it was not in compliance with the Minimum Bid Price Requirement. On April 22, 2024, the Company effected a 1:20 reverse stock split which resulted in every 20 shares of our Common Stock issued and outstanding being automatically combined into one share of our Common Stock. On May 9, 2024, the Company received a written notification from Nasdaq’s Listing Qualifications Department notifying the Company that it had regained compliance with the Minimum Bid Requirement.
On May 16, 2024, the Company received a deficiency letter from Nasdaq notifying the Company that it was not in compliance with the minimum stockholders’ equity requirement of at least $2,500,000 for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”). In the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, the Company reported stockholders’ equity of ($175,385), which was below the Stockholders’ Equity Requirement. In accordance with Nasdaq rules, the Company had 45 calendar days, or until July 1, 2024, to submit a plan to the Staff to regain compliance with the Stockholders’ Equity Requirement.
On May 28, 2024, the Company entered into a placement agency agreement (the “Placement Agreement”) with Craig-Hallum Capital Group LLC and Laidlaw & Company (UK) Ltd. (collectively, the “Placement Agents”) pursuant to which the Placement Agents agreed to serve as the co-placement agents, on a “reasonable best efforts” basis, in connection with an offering (the “Offering”), which consisted of 9,230,769 units (the “Units”), with each Unit consisting of either (A) one share of the Company’s Common Stock, one Series A Warrant to purchase one share of the Company’s Common Stock (each, a “Series A Warrant”) and one Series B Warrant to purchase one share of the Company’s Common Stock (each, a “Series B Warrant” and, together with the Series A Warrants, the “Series Warrants”) or (B) one pre-funded warrant (each, a “Pre-Funded Warrant”) to purchase one share of Common Stock and one Series A Warrant and one Series B Warrant. As described more fully in Proposal No. 4, the exercisability of the Series Warrants is subject to obtaining Warrant Stockholder Approval (as defined below).
On June 18, 2024, the Company reported on its Current Report on Form 8-K that it believed it regained compliance with the Stockholders’ Equity Requirement as a result of the Offering. On June 27, 2024, the Company received formal notification from Nasdaq confirming that, based on the information contained in the Company’s Current Report on Form 8-K, dated June 18, 2024, the Company complies with the Stockholders’ Equity Requirement.
The Series Warrants also contain a provision requiring the Company to effect a reverse stock split in the event it receives notice from the Listing Qualifications Department of Nasdaq that it is not in compliance with the Minimum Bid Price Requirement, prior to the effectiveness of any delisting notice issued by Nasdaq.
On July 12, 2024, we received a written notice from the Listing Qualifications Department of Nasdaq notifying us that we are not in compliance with the Minimum Bid Price Requirement.
In addition, the Series Warrants include a provision that, conditioned upon the receipt of Warrant Stockholder Approval as more fully described in Proposal No. 4, resets their respective exercise price in the event of a reverse split of Common Stock, to the lesser of (i) the then exercise price and (ii) lowest daily volume weighted average price (VWAP) during the period commencing five trading days immediately preceding and the five trading days commencing on the date we effect a reverse stock split with a proportionate adjustment to the number of shares underlying the Series A Warrants and Series B Warrants. Such an exercise price reset which results in the issuances of additional shares could result in our shareholders suffering substantial dilution.
The Board has determined that the Reverse Split Amendment to effect the Reverse Stock Split is necessary to the continued listing of our Common Stock on Nasdaq, is required pursuant to the Series Warrants and is in the best interests of the Company and its stockholders.

In addition to bringing the per share trading price and closing bid price of our Common Stock back above $1.00, we also believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.
If we were unable to maintain compliance with the Minimum Bid Price Requirement and our Common Stock were delisted from Nasdaq, trading of our Common Stock would most likely take place on an over-the- counter market established for unlisted securities, such as the OTCQX, the OTCQB or the OTC Pink markets maintained by OTC Markets Group Inc. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market, and many investors would likely not buy or sell our Common Stock due to difficulty in accessing over-the- counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our Common Stock would be subject to SEC rules as a “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our Common Stock.
For these reasons and others, delisting would adversely affect the liquidity, trading volume, investor interest and price of our Common Stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital.
Reverse Stock Split Ratio
If approved by stockholders, this Reverse Stock Split proposal would permit but not require the Board to effect a Reverse Stock Split of our Common Stock at any time prior to the one-year anniversary date of the Annual Meeting by the Reverse Stock Split Ratio, with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific Reverse Stock Split Ratio within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the Reverse Stock Split Ratio, the Board may consider, among other things, factors such as:
•
the total number of shares of Common Stock outstanding;

•
Nasdaq requirements for the continued listing of Common Stock;

•
the historical trading price and trading volume of Common Stock;

•
the then prevailing trading price and trading volume for Common Stock;

•
the anticipated impact of the Reverse Stock Split on the trading price of and market for Common Stock;

•
the administrative and transaction costs associated with potential exchange ratios;

•
potential financing opportunities; and

•
prevailing general market and economic conditions.

The Board will have sole discretion as to any implementation of, and the exact timing and actual Reverse Stock Split Ratio of, the Reverse Stock Split within the range of Reverse Stock Split Ratios specified in this proposal and prior to the one-year anniversary date of the Annual Meeting. The Board may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders.

Effectiveness of the Reverse Stock Split
If approved by our stockholders, the Reverse Stock Split would become effective upon the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, or at the later time set forth in the Reverse Split Amendment, which will constitute the Split Effective Time. The exact timing of the Reverse Split Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Split Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed.
The proposed form of Reverse Split Amendment to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any Reverse Split Amendment to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by the Board, within the range approved by the stockholders.
Potential Market Effects of the Reverse Stock Split
The Reverse Stock Split proposal is intended primarily to increase the Company’s per share bid price and satisfy the Minimum Bid Price Requirement. Reducing the number of outstanding shares of Common Stock should, absent other factors, increase the per share market price of the Common Stock, although the Company cannot provide any assurance that it will be able to meet or maintain a bid price over the Minimum Bid Price Requirement for continued listing on Nasdaq or any other exchange. The delisting of the Common Stock from Nasdaq may result in decreased liquidity, increased volatility in the price and trading volume of our Common Stock, a loss of current or future coverage by certain sell-side analysts, a diminution of institutional investor interest and/or the impairment of the Company’s ability to raise capital. Delisting could also cause a loss of confidence of the Company’s customers, collaborators, vendors, suppliers and employees, which could harm its business and future prospects.
Reducing the number of outstanding shares of Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. The market price of our Common Stock will also be based on and may be adversely affected by our performance, financial results market conditions, the market’s perception of our business and other factors which are unrelated to the number of shares outstanding. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future. Additionally, Applied DNA Sciences cannot assure you that the market price per share of Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. In addition, the Reverse Stock Split may not result in a market price per share that will attract certain segments of the institutional investor community and the investing public that previously refrained from investing in Applied DNA Sciences because of the low market price of Common Stock, especially if we are listed on the OTCQB or OTC Pink markets. If the Reverse Stock Split is effected and the market price of Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.
In evaluating the Reverse Stock Split proposal, in addition to the considerations described above, the Board also took into account various negative factors associated with Reverse Stock Splits generally. These factors include: the negative perception of Reverse Stock Splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected Reverse Stock Splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a Reverse Stock Split.

Potential Increased Investor Interest
On August 1, 2024, the Company’s Common Stock closed at $0.37 per share. An investment in the Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower priced stocks. The Board believes that the anticipated higher market price expected to result from a Reverse Stock Split will reduce, to some extent, the negative effects of the practices of brokerage houses and investors described above on the liquidity and marketability of the Common Stock.
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of the Common Stock. The Company cannot predict whether the Reverse Stock Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
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the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split;

•
the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•
the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees;

•
the market price per share will either exceed or remain in excess of $1.00, the Minimum Bid Price Requirement by Nasdaq for continued listing; or

•
the Company would otherwise meet the Nasdaq listing requirements even if the per share market price of the Common Stock after the Reverse Stock Split meets the Minimum Bid Price Requirement.

The market price of the Common Stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.
Potential Effects of Proposed Reverse Split Amendment
If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” holders of our Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of Common Stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the Reverse Stock Split. This would have the effect of increasing the number of shares of our Common Stock available for issuance. The additional available shares would be available for issuance from time to time at the discretion of the Board when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. Any issuance of additional shares of our Common Stock would increase the number of outstanding shares of our Common Stock and (unless such issuance was pro- rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. In addition, any such issuance of additional shares of our Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of our Common Stock.
In addition to sales of our Common Stock, if our stockholders approve the Reverse Stock Split and the Board effects it, the additional available shares of our Common Stock would also be available for conversions of convertible securities that we may issue, acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction or other transaction would be undertaken or completed.
The Reverse Stock Split will not change the terms of our Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to Common Stock now authorized.
The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
After the Split Effective Time, the Company will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Subject to compliance with applicable continued listing requirements, our Common Stock will continue to be listed on Nasdaq and traded under the symbol “APDN,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Split Effective Time to indicate that a Reverse Stock Split has occurred. After the Split Effective Time, it is expected that our Common Stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.
After the Split Effective Time, the post-split market price of our Common Stock may be less than the pre- split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of the Common Stock.
Beneficial Holders of Common Stock
Upon the implementation of the Reverse Stock Split, the Company intends to treat shares held by stockholders through a stockbroker, bank or other nominee in the same manner as registered stockholders whose shares are registered in their names. Stockbrokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of Common Stock with a stockbroker, bank or other nominee and who have any questions in this regard are encouraged to contact their stockbrokers, banks or other nominees.
Registered “Book-Entry” Holders of Common Stock
Certain registered holders of Common Stock may hold some or all of their shares electronically in book- entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Fractional Shares
The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of our Common Stock in lieu of such fractional share.
Effect of the Reverse Stock Split on Stock Option Awards and Equity Incentive Plans
If the Reverse Stock Split is implemented, proportionate adjustments will be made to the per share exercise price, and the number of shares of our Common Stock issuable upon the exercise, of all outstanding options and to the number of shares of our Common Stock issuable upon the vesting and settlement of all outstanding restricted stock units (“RSUs”). These adjustments would result in approximately the same aggregate exercise price being paid upon the exercise of such options, and approximately the same value of shares of our Common Stock being delivered upon the exercise of such options and upon the vesting and settlement of such RSUs, immediately preceding and immediately following the Reverse Stock Split. However, to comply with certain regulations under the Internal Revenue Code of 1986, as amended (the “Code”), the per share exercise price of each outstanding option would be rounded up to the nearest whole cent, and the number of shares of our Common Stock that could be acquired upon the exercise of each outstanding option would be rounded down to the nearest whole share. The number of shares of our Common Stock reserved for issuance pursuant to the 2005 Incentive Stock Plan, as amended (the “2005 Plan”), and the Company’s current 2020 Equity Incentive Plan (the “Current Plan”) will be reduced proportionately based upon the Reverse Stock Split Ratio.
Effect of the Reverse Stock Split on Warrants
In addition to adjusting the number of shares of our Common Stock, we would adjust all shares underlying any of our outstanding warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.
The Series Warrants include a provision that resets their respective exercise price, conditioned upon the receipt of Warrant Stockholder Approval as more fully described in Proposal No. 4, in the event of a reverse split of Common Stock, to a price equal to the lesser of (i) the then exercise price and (ii) the daily lowest volume weighted average price (VWAP) during the period commencing five trading days immediately preceding and the five trading days commencing on the date we effect a reverse stock split with a proportionate adjustment to the number of shares underlying the Series A Warrants and Series B Warrants. Such a reset which results in the issuance of additional shares could result in our shareholders suffering substantial dilution.
Accounting Matters
The proposed Reverse Split Amendment will not affect the par value of $0.001 of our Common Stock. As a result, at the Split Effective Time, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.
Pro Forma Capitalization of Common Stock
The table below summarizes the Company’s pro forma capitalization of Common Stock, as of August 1, 2024, before and after giving effect to a hypothetical reverse stock split of one-for-five (1-for-5), one- for-ten (1-for-10), one-for-twenty (1-for-20), one-for-twenty-five (1-for-25), one-for-thirty (1-for-30), one- for- thirty-five (1-for-35), one-for-forty (1-for-40), one-for-forty-five (1-for-45) and one-for-fifty (1-for-50). The table below does not include the 10,000,000 shares of preferred stock authorized under the

Certificate of Incorporation, none of which is currently outstanding. The Reverse Stock Split alone would have no effect on our authorized capital stock, including our authorized preferred stock. For purposes of the figures below, share numbers have been rounded down to the nearest whole share. The table below does not take into the consideration the alternative cashless exercise mechanism in the Series B Warrants, which is subject to Warrant Stockholder Approval, as more fully described in Proposal No. 4.
	Prior to Reverse Stock Split	After Reverse Stock Split
		1-for-5	1-for-10	1-for-20	1-for-25	1-for-30	1-for-35	1-for-40	1-for-45	1-for-50
Authorized Shares of Common Stock	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000
Shares of Common Stock Issued and Outstanding(1)	10,299,385	2,059,877	1,029,939	514,969	411,975	343,313	294,268	257,485	228,875	205,988
Shares of Common Stock Reserved for Future Issuance but not Issued and Outstanding(1)(2)	20,125,388	4,025,078	2,012,539	1,006,269	805,016	670,846	575,011	503,135	447,231	402,508
Shares of Common Stock Available for Future Issuance(1)	169,575,227	193,915,045	196,957,522	198,478,762	198,783,009	198,985,841	199,130,721	199,239,380	199,323,894	199,391,504

(1)
These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(2)
Includes, as of August 1, 2024, (i) 19,748,143 shares issuable upon the exercise of outstanding warrants at a weighted average exercise price of $2.78 (which includes 18,461,538 Series Warrants whose exercise is subject to Warrant Stockholder Approval and excluding the warrant price protection reset included in the Series Warrants, which is subject to Warrant Stockholder Approval, as more fully described in Proposal No. 4); (ii) 108,801 shares issuable upon the exercise of outstanding stock options, at a weighted average exercise price of $185.23; and (iii) 268,464 shares reserved for future issuance under the 2005 Plan and the Current Plan; Does not include any shares of Common Stock issuable upon the exercise or conversion of securities that may have been issued since August 1, 2024.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our Common Stock. This discussion is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:
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an individual who is a citizen or resident of the United States;

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a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of

Section 7701(a)(30) of the Code) or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.
This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, banks, insurance companies and other financial institutions, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations or governmental organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, U.S. Holders who actually or constructively own 5% or more of our stock, U.S. expatriates and former citizens or long-term residents of the United States, and persons for whom Common Stock constitutes “qualified small business stock” within the meaning of Section 1202 of the Code.
If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effected before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.
The Reverse Stock Split is intended to constitute as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Stock Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our Common Stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of our Common Stock in lieu of a fractional share, the adjusted basis of the new Common Stock will be the same as the adjusted basis of the Common Stock exchanged. The holding period of the new, post-Reverse Stock Split Common Stock resulting from implementation of the Reverse Stock Split will include the U.S. Holder’s respective holding periods for the pre-Reverse Stock Split Common Stock. U.S. Holders who acquired our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such Common Stock.
As noted above, no fractional shares of our Common Stock will be issued as a result of the Reverse Stock Split. Instead, we will issue one (1) full share of the post-Reverse Stock Split Common Stock to any U.S. Holder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our Common Stock are not clear. A U.S. Holder who receives one (1) whole share of our Common Stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any U.S. Holder, and U.S. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and non-U.S. tax consequences to you of the Reverse Stock Split.
Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders will not be entitled to dissenter’s rights with respect to the proposed Reverse Split Amendment to effect the Reverse Stock Split, and Applied DNA Sciences does not intend to independently provide stockholders with such rights.
The Board of Directors Recommends a Vote “For” the Reverse Split Proposal.

PROPOSAL NO. 4
APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE EXERCISABILITY OF CERTAIN COMMON STOCK PURCHASE WARRANTS, AND THE ISSUANCE OF THE COMMON STOCK UNDERLYING SUCH WARRANTS, WHICH WARRANTS WERE ISSUED IN CONNECTION WITH AN OFFERING OF SECURITIES OF THE COMPANY THAT OCCURRED ON MAY 28, 2024
We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), for the exercisability of an aggregate of 18,461,538 warrants, consisting of (i) 9,230,769 Series A Warrants and (ii) 9,230,769 Series B Warrants, and the issuance of the Common Stock underlying such Series Warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on May 28, 2024.
The information set forth in this Proposal No. 4 is qualified in its entirety by reference to the full text of the Placement Agreement, form of Series A Warrant and form of Series B Warrant, attached as exhibits 10.1, 4.2 and 4.3, respectively, to our Current Report on Form 8-K filed with the SEC on May 29, 2024.
Stockholders are urged to carefully read these documents.
Background
On May 28, 2024, the Company entered into the Placement Agreement with the Placement Agents pursuant to which the Placement Agents agreed to serve as the co-placement agents, on a “reasonable best efforts” basis, in connection with the Offering, which consisted of 9,230,769 Units, with each Unit consisting of either (A) one share of the Company’s Common Stock, one Series A Warrant and one Series B Warrant or (B) Pre-Funded Warrant, one Series A Warrant and one Series B Warrant. The Offering closed on May 29, 2024. The purchase price of each Unit was $1.30, except for Units which include Pre-Funded Warrants, which had a purchase price of $1.2999. The Units had no stand-alone rights and were certificated or issued as stand-alone securities.
The Offering closed and the Series Warrants were issued on May 29, 2024. The Company received gross proceeds from the Offering, before deducting placement agent fees and other estimated offering expenses payable by the Company, of approximately $12 million.
The exercisability of the Series Warrants will be available only upon the first trading day following the Company’s notice to warrantholders of receipt of such stockholder approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (the “Warrant Stockholder Approval”). Each Series A Warrant offered will become exercisable beginning on the date of the Warrant Stockholder Approval at an exercise price of $1.99 per share of Common Stock, and will expire five years from the Stockholder Approval Date (as defined in the Series A Warrant). Each Series B Warrant offered will become exercisable beginning on the date of the Warrant Stockholder Approval at an exercise price of $1.99 per share of Common Stock, and will expire one year from the date of the Stockholder Approval Date (as defined in the Series B Warrant).
Further, pursuant to the Series Warrants, the Company was obligated to hold a special meeting of stockholders within 90 days after the closing of the Offering for the purposes of obtaining Warrant Stockholder Approval. In the event Warrant Stockholder Approval was not obtained at the special meeting, it is obligated to call a meeting every ninety (90) days after its the Annual Meeting until it obtains Warrant Stockholder Approval.
On August 2, 2024, the Company held a special meeting of stockholders for the purpose of obtaining Warrant Stockholder Approval (the “Special Meeting”). At the Special Meeting, an aggregate of 4,056,202 shares of the Company’s Common Stock were present in person or by proxy and entitled to vote, which did not constitute a quorum determined in accordance with the Company’s By-Laws, which requires a majority of the Company’s issued and outstanding shares of Common Stock. Accordingly, no action was taken with respect to the proposal presented at the Special Meeting, and the Special Meeting adjourned. The Company intends to seek Warrant Stockholder Approval at the Annual Meeting.

Upon the receipt of Warrant Stockholder Approval, if all Series Warrants are exercised as described in the immediately preceding paragraph, the Company will have 28,760,923 shares of Common Stock outstanding (based on 10,299,385 shares of Common Stock outstanding as of August 1, 2024). In addition to the Series Warrants, the Company has 1,286,605 warrants to purchase Common Stock outstanding as of August 1, 2024.
Under the alternate cashless exercise option of the Series B Warrants, the holder of the Series B Warrant has the right to receive, without payment of additional consideration, an aggregate number of shares equal to the product of (x) the aggregate number of shares of Common Stock that would be issuable upon a cash exercise of the Series B Warrant and (y) 3.0. If the alternative cashless exercise option is exercised, as a result, the Company would issue 27,692,307 shares of Common Stock. In addition, the Series A Warrants and Series B Warrants include a provision that resets their respective exercise price in the event of a reverse split of the Company’s Common Stock, to a price equal to the lesser of (i) the then exercise price and (ii) the lowest daily volume weighted average price (VWAP) during the period commencing five trading days immediately preceding and the five trading days commencing on the date the Company effects a reverse stock split in the future with a proportionate adjustment to the number of shares underlying the Series A Warrants and Series B Warrants.
Upon the receipt of Warrant Stockholder Approval, if all Series A Warrants are exercised and if the Series B Warrants are exercised pursuant to the alternative cashless option as described in the immediately preceding paragraph, the Company would have 47,222,461 shares of Common Stock outstanding (based on 10,299,385 shares of Common Stock outstanding as of August 1, 2024).
In addition, and subject to certain exemptions, if the Company sells, enters into an agreement to sell, or grants any option to purchase, or sells, enters into an agreement to sell, or grants any right to reprice (excluding Exempt Issuances, as defined in the Placement Agreement), or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any shares of common stock, at an effective price per share less than the exercise price of the Series A Warrants then in effect, the exercise price of the Series A Warrants will be reduced to the lower of such price or the lowest volume weighted average price (VWAP) during the five consecutive trading days immediately following such dilutive issuance or announcement thereof, and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate exercise price will remain unchanged.
In the case of certain fundamental transactions affecting the Company, a holder of Series Warrants, upon exercise of such Series Warrants after such fundamental transaction, will have the right to receive, in lieu of shares of the Company’s common stock, the same amount and kind of securities, cash or property that such holder would have been entitled to receive upon the occurrence of the fundamental transaction, had the Series Warrants been exercised immediately prior to such fundamental transaction. In lieu of such consideration, a holder of Series Warrants may instead elect to receive a cash payment based upon the Black-Scholes value of their Series Warrants.
We are seeking approval for Proposal No. 4 because, pursuant to the Placement Agreement and the Series Warrants, we agreed to issue the Series Warrants in the Offering, and under the terms of the Series Warrants, we are required to seek Warrant Stockholder approval. In addition, in the event Warrant Stockholder Approval is obtained and the Series Warrants are exercised for cash, the Company would receive up to approximately $36.7 million. Further, pursuant to the Series Warrants, in the event the Company does not obtain Warrant Stockholder Approval at the Annual Meeting, it is obligated to call a meeting every ninety (90) days after its the Annual Meeting until it obtains Warrant Stockholder Approval. If we are able to obtain approval for Proposal No. 4 at the Annual Meeting, we will save time and avoid the expense of having additional meetings to obtain approval.
Nasdaq Stockholder Approval Requirement; Reasons for the Warrant Exercise Proposal
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities. Because of Nasdaq Listing Rule 5635(d), the Series Warrants provide that they may not be exercised, and therefore have no value, unless stockholder approval of their exercise is obtained.
The Board of Directors Recommends That Stockholders Vote “For” The Warrant Exercise Proposal.

MANAGEMENT AND CORPORATE GOVERNANCE
Information Regarding the Board of Directors
Members
Our Board of Directors currently consists of six members: James A. Hayward, Robert B. Catell, Joseph D. Ceccoli, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz Shaheen. On July 31, 2023, Scott L. Anchin, who has been a member of the Board of Directors since 2019, informed the Company that he would not stand for re-election at the 2023 annual meeting of shareholders. Our Board of Directors has nominated six incumbent directors for re-election at the Annual Meeting. Please see “Proposal No. 1 — Election of Directors” for the names, ages and business experience of each of the Company’s director nominees for election at the Annual Meeting.
Director Independence
The Board of Directors has determined that at all times during the fiscal year ended September 30, 2023, each of our directors other than Dr. Hayward and Mr. Anchin — consisting of Robert B. Catell, Joseph D. Ceccoli, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz Shaheen — are and were “independent” as defined by the listing standards of Nasdaq, constituting a majority of independent directors on our Board of Directors as required by the rules of Nasdaq. On August 2, 2023, the Board of Directors determined that Mr. Anchin was also “independent” as of such date, as defined by the listing standards of Nasdaq.The Board of Directors considers in its evaluation of independence whether any director has a relationship with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities of a director.
Board of Directors Leadership Structure and Role in Risk Oversight
Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that Dr. Hayward’s dual role as both Chairman of the Board of Directors and Chief Executive Officer serves the best interests of both us and our stockholders. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers. Dr. Hayward possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our business and is thus best positioned to develop agendas that ensure that the time and attention of the Board of Directors are focused on the most critical matters. This structure also enables our Chief Executive Officer to act as a bridge between management and the Board of Directors, helping both to act with a common purpose.
The Board of Directors appreciates that the advantages gained by having a single Chairman and Chief Executive Officer must be viewed in light of potential independence concerns. The Board of Directors considers, however, that we have adequate safeguards in place to address those concerns, including, for example, our Board of Directors consisting of a supermajority of independent directors. In addition, our audit, compensation and nominating committees, which oversee critical matters such as the integrity of our financial statements, the compensation of executive management, the selection and evaluation of directors, and the development and implementation of corporate governance policies, each consist entirely of independent directors.
Our risk management program is overseen by our Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board of Directors committee or the full Board of Directors for oversight. For example, strategic risks are referred to the full Board of Directors while financial risks are referred to the Audit Committee. The Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Also, the Compensation Committee periodically reviews the most important risks to our business to ensure that compensation programs do not encourage excessive risk-taking and promote our goals and objectives.

Board of Directors Structure and Committee Composition
In June 2008, our Board of Directors established a standing Compensation Committee and in September 2011, our Board of Directors established an Audit Committee and a nominating committee (the “Nominating Committee”). Each of the committees operates under a written charter adopted by the Board of Directors. All of the committee charters are available on our web site at www.adnas.com/ adnas_home/investors/ or by writing to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC.
During fiscal 2023, the Board of Directors held five formal meetings (including regularly scheduled and special meetings) and acted by unanimous written consent two times. During fiscal 2023, each director attended at least 75% of all meetings of the Board of Directors during the time such director was a member of the Board of Directors and of all meetings of the committee or committees on which he served, Directors are strongly encouraged to attend our annual meetings of stockholders. All directors then serving on the Board of Directors attended the Company’s annual meeting of stockholders held in 2023, other than Scott Anchin.
The membership of each of the Audit Committee, the Compensation Committee, and the Nominating Committee is composed, and was composed during the fiscal year ended September 30, 2023, entirely of independent directors. In addition, the members of the Audit Committee meet the heightened standards of independence for Audit Committee members required by SEC rules and Nasdaq rules. The committee membership and the responsibilities of each of the committees during the fiscal year ended September 30, 2023 are described below.
Name	Audit	Compensation	Nominating
James A. Hayward	—	—	—
Robert B. Catell(I)		—	—
Joseph D. Ceccoli(I)			—
Sanford R. Simon(I)	—	—
Yacov A. Shamash(I)
Elizabeth M. Schmalz Shaheen(I)	—
Scott L. Anchin(I)	—	—	—

Chairperson

Member

(I)
Independent director

Audit Committee
Messrs. Catell, Ceccoli, and Shamash (Chairperson) served on the Audit Committee during the fiscal year ended September 30, 2023 and continue to serve on the Audit Committee. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the director independence standards of the Company and Nasdaq as well as the heightened director independence standards of the SEC for Audit Committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has also determined that each of the members of the Audit Committee is financially sophisticated and is able to read and understand consolidated financial statements and that Dr. Shamash is an “Audit Committee financial expert” as defined in the Exchange Act. During fiscal 2023, the Audit Committee held four formal meetings.
The composition and responsibilities of the Audit Committee and the attributes of its members, as reflected in the charter, are intended to be in accordance with applicable requirements for corporate Audit Committees. The Audit Committee charter will be reviewed, and amended if necessary, on an annual basis.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility relating to our financial statements and the disclosure and financial reporting process, our system of internal controls, our internal audit function, the qualifications, independence and performance of our independent registered public accounting firm, compliance with our code of ethics and legal and regulatory requirements. The Audit Committee has the sole authority to appoint, retain, terminate, compensate and oversee the work of the independent registered public accounting firm, as well as to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm.
Compensation Committee
Messrs. Ceccoli and Shamash (Chairperson) and Ms. Schmalz Shaheen served on the Compensation Committee during the fiscal year ended September 30, 2023 and continue to serve on the Compensation Committee. The Compensation Committee reviews and approves salaries and bonuses for all officers, reviews and approves non-employee directors’ compensation, administers options outstanding under our stock incentive plan, provides advice and carries out the responsibilities required by SEC rules. The Compensation Committee believes that its processes and oversight should be directed toward attracting, retaining and motivating employees and non-employee directors to promote and advance our interests and strategic goals. As requested by the Compensation Committee, the Chief Executive Officer will provide information and may participate in discussions regarding compensation for other executive officers. The Compensation Committee considers other general industry information and trends if available. During fiscal 2023, the Compensation Committee held one formal meeting.
Nominating Committee
Messrs. Shamash (Chairperson) and Simon and Ms. Schmalz Shaheen served on the Nominating Committee during the fiscal year ended September 30, 2023 and continue to serve on the Nominating Committee. The Board of Directors has determined that each member of the Nominating Committee is independent within the meaning of the director independence standards of the Company, Nasdaq and the SEC.
The Nominating Committee is responsible for, among other things: reviewing the Board of Directors’ composition, procedures and committees, and making recommendations on these matters to the Board of Directors; and reviewing, soliciting and making recommendations to the Board of Directors and stockholders with respect to candidates for election to the Board of Directors. During fiscal 2023, the Nominating Committee held one formal meeting.
Process for Identifying and Evaluating Nominees for the Board of Directors
Director Qualifications.   The Nominating Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.
Identifying Nominees.   The Nominating Committee has two primary methods for identifying director candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the Nominating Committee will solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. Second, the Nominating Committee is authorized to use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).
Stockholder Candidates.   The Nominating Committee will consider candidates for nomination as a director submitted by stockholders. Although the Nominating Committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, the Board of Directors does not believe that such a separate policy is necessary because our bylaws permit stockholders to nominate candidates and one of the duties set forth in the Nominating Committee charter is to consider director candidates submitted by stockholders in accordance with our bylaws. The Nominating Committee will evaluate individuals recommended by stockholders for nomination as directors according to the criteria discussed above and in accordance with our bylaws and the procedures described under “Stockholder Proposals and Nominations” below.
Review of Director Nominees.   The Nominating Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. In evaluating proposed director candidates, the Nominating Committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of our business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The Nominating Committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.
Stockholder Proposals and Nominations.   In order for a stockholder to nominate a person for election as a director at the 2025 Annual Meeting of stockholders, you must provide written notice to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Corporate Secretary. The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire (after such form has been provided by the Company), together with a written representation and agreement that such nominee is not and will not become a party to certain voting commitments. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.
Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year’s annual meeting date (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).
Stockholder Communications with the Board of Directors
Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by submitting a communication in an envelope addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of the Corporate Secretary. All such communications will be conveyed, as applicable, to the full Board of Directors, the specified independent director or the independent directors as a group.
Code of Ethics
Our Board of Directors has adopted a “code of ethics” as defined by regulations promulgated under the Securities Act and the Exchange Act (our “Code of Business Conduct and Ethics”) that applies to all of our employees, officers and directors, including our chief executive officer, our chief financial officer and those officers and employees responsible for financial reporting. The Code of Business Conduct and Ethics is designed to codify the ethical standards that we believe are reasonably designed to deter wrong-doing and promote honest and ethical conduct.
We have established procedures to ensure that suspected violations of the Code of Business Conduct and Ethics may be reported anonymously. A current copy of our Code of Business Conduct and Ethics is available on our website at www.adnas.com/adnas_home/investors/. A copy may also be obtained, free of charge, from us upon a request directed to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Business Conduct and Ethics granted to directors and officers by posting such information on our website available at www.adnas.com and/or in our public filings with the SEC.
Hedging Policy
Our Board of Directors has not adopted a hedging policy with respect to transactions by our directors, officers and employees that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
Executive Officers
Our current executive officers, and their ages and positions as of August 1, 2024, are set forth below.
Dr. James A. Hayward, age 71, has been our Chief Executive Officer since March 17, 2006, a director on the Board of Directors since September 28, 2005 and our President and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer since October 5, 2005. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles, Ltd. Following this, Dr. Hayward was at the Estee Lauder companies for five years, eventually becoming Head of Product Development. In 1990, he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human protein products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. He is the winner of the first Helix Award from BIO and has been twice elected Entrepreneur of the Year by Inc. Magazine and the Long Island Technology Hall of Fame. He has served on the Boards of The Stony Brook Foundation, the NYS Research Foundation, and the NYS Regents Advisory Board. Dr. Hayward also serves on the advisory board of the Manufacturing and Technology Resource Consortium of Stony Brook University, and on the boards of Softheon Corporation, NeoMatrix Formulations, Inc. and the TNPO2 Foundation.
Beth Jantzen, age 47, has been our Chief Financial Officer since February 15, 2015. Previously, Ms. Jantzen held the position of Controller from May 2013 to her appointment as Chief Financial Officer. Prior to joining the Company, Ms. Jantzen was a senior manager at Marcum LLP, our independent registered accounting firm, from January 2000 until May 2013, where she managed multiple engagements and specialized in SEC policies, practices and procedures, including Sarbanes-Oxley compliance. Ms. Jantzen holds a B.S. in Accounting from the State University of New York at Binghamton and is also a Certified Public Accountant (CPA).
Judith Murrah, age 66, has been our Chief Operating Officer since January 19, 2021, our Chief Information Officer since June 1, 2013, and our Secretary since December 22, 2017. Ms. Murrah is responsible for our operations functions including production, quality, information technology and security, marketing, development of key customer and partner relationships, and field operations. Ms. Murrah was previously the Senior Director of Information Technology at Motorola Solutions, which had acquired her former firm, Symbol Technologies. Her role at Motorola Solutions included overseeing the global IT program management office, financial and supplier operations and quality assurance. At Symbol Technologies,

Ms. Murrah held leadership positions in product line management, global account sales, corporate and marketing communications and IT. Ms. Murrah holds an MBA from Harvard Business School, and a B.S. in Industrial Engineering from the University of Rhode Island. She is an inventor on 14 U.S. patents. Ms. Murrah is active in Long Island’s business and academic community. She has co-founded and volunteers with non-profits engaging students in science, technology, engineering, and math disciplines. She serves on the boards of the Middle Country (N.Y.) Library Foundation, the Tesla Science Center at Wardenclyffe, and Stony Brook University’s Center for Corporate Education. Ms. Murrah was named to the Top 50 Women of Long Island Hall of Fame in 2023 and received the inaugural 2001 Diamond Award for Long Island Women Leaders in Technology.
Clay Shorrock, age 40, has been our Chief Legal Officer and Executive Director of Business Development since April 2021. Mr. Shorrock leads Applied DNA’s legal, regulatory, risk mitigation, intellectual property, and business development functions. Mr. Shorrock previously served as general and intellectual property counsel to Applied DNA from November 2016 through April 2019. Prior to rejoining the Company in April 2021, Mr. Shorrock was a member of the intellectual property groups of Florida-based Lowndes, Drosdick, Doster, Kantor & Reed, P.A. and Allen, Dyer, Doppelt & Gilchrist, P.A. Earlier in his career Mr. Shorrock was an associate at several New Jersey-based law firms where he focused on intellectual property and complex commercial transactions. Mr. Shorrock holds a B.A. in Biology from Franklin and Marshall College and a J.D. with a concentration in intellectual property from Seton Hall University Law School.
Our executive officers are elected by, and serve at the discretion of, our Board of Directors. There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

EXECUTIVE COMPENSATION
Compensation Overview
The Compensation Committee has overall responsibility for approving and evaluating the compensation arrangements for our named executive officers. Our named executive officers for fiscal 2023 are our Chairman, Chief Executive Officer and President, Dr. James Hayward, our Chief Financial Officer, Beth Jantzen, our Chief Operating Officer and Chief Information Officer, Judith Murrah, and our Chief Legal Officer and Executive Director of Business Development, Clay Shorrock. Our Chairman, Chief Executive Officer and President, Dr. Hayward, provides recommendations to the Compensation Committee with respect to the compensation of the named executive officers other than for Dr. Hayward himself. However, the Compensation Committee is free to make decisions that are contrary to the Chief Executive Officer and President’s recommendations.
Our Executive Compensation Philosophy and Objectives
General
The fundamental purpose of our executive compensation program is to assist us in achieving our financial and operating performance objectives. Specifically, we attempt to tailor an executive’s compensation to (1) retain and motivate the executive, (2) reward him or her upon the achievement of Company-wide and individual performance, and (3) align the executive’s interest with the creation of long-term stockholder value, without encouraging excessive risk taking. To that end, and within the context of the stage of our company, we have historically compensated our named executive officers through a mix of base salary, equity-based incentives and cash bonuses.
Our business model is based on our ability to establish long-term relationships with clients and to maintain our strong mission, client focus, entrepreneurial spirit and team orientation. We have sought to create an executive compensation package that balances short-term versus long-term components, in ways we believe are most appropriate to motivate senior management and reward them for achieving key business goals.
Base Salary
We did not change the annual base salary for any of our named executive officers in fiscal 2023, and their respective annual base salaries remained as follows: Dr. Hayward, $450,000, Ms. Jantzen, $300,000, Ms. Murrah, $325,000 and Mr. Shorrock, $300,000. Effective as of January 1, 2024, Dr. Hayward and Ms. Murrah voluntarily reduced their annual base salaries to $250,000 and $243,750, respectively, in response to the then current cash position of the Company. This voluntary reduction was effective until May 25, 2024.
Bonuses
While the Compensation Committee determined that Dr. Hayward was eligible to receive a discretionary bonus in the amount of $500,000 with respect to his performance for fiscal 2023, on January 19, 2024, Dr. Hayward elected not to receive any cash incentive or other bonus for fiscal 2023, in light of the Company’s then current cash position.
On January 23, 2023, upon recommendation from the Compensation Committee, the Board of Directors approved a discretionary cash bonus, in respect of fiscal 2022 performance, for each of Ms. Jantzen, Mr. Shorrock and Ms. Murrah.
The discretionary cash incentive bonus amount totaled $99,000 (33% of their annual base salary rate) for each of Ms. Jantzen and Mr. Shorrock and $107,250 (33% of her annual base salary rate) for Ms. Murrah.
As of the date of this report, the Compensation Committee and the Board of Directors have determined that no cash incentive bonuses will be granted to Ms. Jantzen, Mr. Shorrock or Ms. Murrah in respect of fiscal 2023 performance.

Long-Term Stock-Based Compensation
Our long-term compensation program has historically consisted solely of stock options. Stock option grants made to executive officers are designed to provide them with an incentive to execute their responsibilities in such a way as to generate long-term benefit to us and our stockholders.
We believe that, by only rewarding the creation of stockholder value, stock options provide our executive officers with an effective risk and reward profile.
On January 23, 2023, upon recommendation from the Compensation Committee, the Board of Directors approved, for each of Ms. Jantzen, Mr. Shorrock and Ms. Murrah, a compensation plan consisting of (i) a grant of RSUs, and (ii) a grant of stock options, each representing the right to receive one share of the Company’s Common Stock upon exercise (“Options”), as further described below. On March 23, 2023, the Compensation Committee approved and granted the RSUs and the Options under the Company’s 2020 Equity Incentive Plan.
RSUs.   As noted above, the compensation plan provided for the grant of RSUs, with each participating named executive officer noted above awarded an RSU grant with a grant date fair value equal to 33% of the named executive officer’s annual base salary (i.e., $99,000, in the case of each of Ms. Jantzen and Mr. Shorrock, and $107,250, in the case of Ms. Murrah). Each of Ms. Jantzen and Mr. Shorrock received a grant of 4,583 RSUs, and Ms. Murrah received a grant of 5,000 RSUs. The RSUs vested in full on the 12-month anniversary of the date of grant.
Options.   Also as noted above, the compensation plan provided for the grant of Options, with each participating named executive officer noted above awarded an Option grant with a grant date fair value equal to 34% of the named executive officer’s annual base salary (i.e., $102,000, in the case of each of Ms. Jantzen and Mr. Shorrock, and $110,500, in the case of Ms. Murrah). Each of Ms. Jantzen and Mr. Shorrock received a grant of 5,000 Options, and Ms. Murrah received a grant of 5,417 Options. The Options have a 10-year term and vest in equal 25% installments on each of the first four anniversaries of the date of grant, subject to the relevant named executive officer’s continued employment with the Company on each applicable vesting date. There is no acceleration of vesting of the Options upon any termination of employment that occurs prior to any applicable vesting date.
Benefits
We provide the following benefits to our named executive officers on the same basis as the benefits provided to all employees:
•
health and dental insurance;

•
life insurance;

•
short-and long-term disability; and

•
401(k) Plan (currently there is no employer match)

We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Compensation Committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers who currently serves, or will serve, on our Compensation Committee or our Board of Directors.
Summary Compensation Table
The following table sets forth the compensation of our named executive officers for the fiscal years ended September 30, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Dr. James A. Hayward Chairman, CEO and President	2023	450,000	—	—	—	—	18,000	468,000
	2022	450,000	—	—	800,000	800,000	18,000	2,068,000
Beth M. Jantzen CFO	2023	300,000	—	99,000	102,000	—	—	501,000
	2022	300,000	99,000	—	136,500	—	—	535,500
Judith Murrah COO, CIO	2023	325,000	—	107,250	110,500	—	—	542,750
	2022	325,000	107,250	—	147,875	—	—	580,125
Clay Shorrock CLO, Executive Director of Business Development	2023	300,000	—	99,000	102,000	—	—	501,000

(1)
On January 23, 2023, upon recommendation from the Compensation Committee, the Board of Directors approved, in respect of fiscal 2022 performance, for each of Ms. Jantzen, Mr. Shorrock and Ms. Murrah, a discretionary cash incentive bonus, in the amount of (i) $99,000 for each of Ms. Jantzen and Mr. Shorrock and (ii) $107,250 for Ms. Murrah.

(2)
On March 23, 2023, (i) each of Ms. Jantzen and Mr. Shorrock received an RSU grant with a grant date fair value of $99,000, and (ii) Ms. Murrah received an RSU grant with a grant date fair value of $107,250. As noted above, these RSUs vested in full on the first anniversary of the date of grant (i.e., March 23, 2024).

The grant date fair value of each of the aforementioned RSU grants was calculated in accordance with FASB ASC Topic 718, or ASC 718. Information concerning these amounts and the assumptions used to calculate these amounts are set forth in our Form 10-K for fiscal 2023, filed with the SEC on December 7, 2023, under the caption “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Estimates and Policies,” and in Note C to the accompanying consolidated financial statements.
(3)
On March 23, 2023, (i) each of Ms. Jantzen and Mr. Shorrock received an Option grant with a grant date fair value of $102,000, and (ii) Ms. Murrah received an Option grant with a grant date fair value of $110,500. As noted above, these Options vest in equal 25% installments on each of the first four anniversaries of the date of grant (i.e., March 23rd of each of 2024, 2025, 2026 and 2027), subject to the relevant named executive officer’s continued employment with the Company through each applicable vesting date.

The grant date fair value of each of the aforementioned Option grants was calculated in accordance with FASB ASC Topic 718, or ASC 718 (specifically based on the Black Scholes value thereof as of the grant date). Information concerning these amounts and the assumptions used to calculate these amounts are set forth in our Form 10-K for fiscal 2023, filed with the SEC on December 7, 2023, under the caption “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Estimates and Policies,” and in Note C to the accompanying consolidated financial statements.
(4)
Represents reimbursement payments to Dr. Hayward for costs associated with an automobile used by Dr. Hayward.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information concerning outstanding equity awards held by our named executive officers as of September 30, 2023, the last day of fiscal 2023.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Yet Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Dr. James A. Hayward	1,042	—	4,656.00	10/17/2023	—	—
	219	—	2,288.00	12/21/2024	—	—
	63	—	2,392.00	12/21/2025	—	—
	188	—	1,640.00	12/20/2026	—	—
	833	—	2,808.00	7/10/2028	—	—
	313	—	952.00	08/29/2028	—	—
	348	—	167.20	06/02/2030	—	—
	652	—	150.80	10/18/2030	—	—
	4,000	—	108.8	1/5/2031	—	—
	10,958	—	111.60	10/31/2031	—	—
Beth M. Jantzen	5	—	4,104.00	10/14/2023	4,583	110,917
	5	—	5,568.00	11/28/2023	—	—
	5	—	6,528.00	12/09/2023	—	—
	50	—	2,288.00	12/21/2024	—	—
	38	—	2,760.00	2/14/2025	—	—
	63	—	2,392.00	12/21/2025	—	—
	75	—	1,640.00	12/20/2026	—	—
	125	—	952.00	08/29/2028	—	—
	335	—	167.20	06/02/2030	—	—
	652	—	150.80	10/18/2030	—	—
	2,256	—	111.60	10/31/2031	—	—
	—	5,000	21.60	3/23/2033	—	—
Judith Murrah	42	—	5,516.00	12/01/2023	5000	120,160
	94	—	2,288.00	12/21/2024	—	—
	5	—	6,528.00	12/09/2023	—	—
	63	—	2,392.00	12/21/2025	—	—
	75	—	1,640.00	12/20/2026	—	—
	188	—	952.00	08/29/2028	—	—
	348	—	167.20	06/02/2030	—	—
	652	—	150.80	10/18/2030	—	—
	2,606	—	111.60	10/31/2031	—	—
	—	5,417	21.60	3/23/2033	—	—
Clay Shorrock	—	—	—	—	4,583	110,917
	3	—	1,880.00	11/27/2026	—	—
	63	—	952.00	4/25/2024	—	—
	7	—	264.00	4/25/2024	—	—
	2,256	—	111.60	10/31/2031	—	—
	—	5,000	21.60	3/23/2033	—	—

(1)
All Option grants reflected in this column are fully vested and exercisable.

(2)
Each of the Option grants made in fiscal 2023 vests in equal 25% installments on each of the first four anniversaries of the date of grant (i.e., March 23rd of each of 2024, 2025, 2026 and 2027), subject to the relevant named executive officer’s continued employment with the Company through each applicable vesting date.

(3)
Each of the RSU grants made in fiscal 2023 vested in full on the first anniversary of the date of grant (i.e., March 23, 2024).

(4)
Values determined based on the closing price of our Common Stock as of September 29, 2023, the last trading day of fiscal 2023, which was $24.20 per share.

Employment Agreement with Dr. James A. Hayward
The following is a discussion of our employment agreement with Dr. Hayward as of January 1, 2024 and, where indicated, compensation actions prior to such date.
The Chairman, Chief Executive Officer and President is the only named executive officer with an employment agreement. Effective as of January 1, 2024, Dr. Hayward voluntarily reduced his salary to $250,000 in response to the then current cash position of the Company. This voluntary reduction was effective until May 25, 2024.
The initial term of Dr. Hayward’s employment agreement was from July 1, 2016 to July 1, 2017, and the term of the employment agreement renews automatically on an annual basis thereafter, unless either party provides the other with 90 days’ advance written notice of non-renewal. The employment agreement provides for an annual base salary, which is described above in the section entitled “Base Salary,” and the Board of Directors, acting in its discretion, may also grant annual bonuses and annual equity awards to Dr. Hayward, provided that Dr. Hayward may not be treated less favorably with respect to annual bonuses or annual equity awards than other executives of the Company. Dr. Hayward will be eligible to participate in retirement, welfare and incentive plans available to the Company’s other employees. The employment agreement also provides for the following limited perquisites: an automobile allowance of up to $1,500 per month, a gas allowance, the use of an outside driver for up to 20 hours per week, a gym membership and an airline club membership.
The employment agreement with Dr. Hayward also provides that if he is terminated by the Company without “cause” (as defined in the employment agreement and summarized below) or if Dr. Hayward terminates his employment for “good reason” (as defined in the employment agreement and summarized below), then, in addition to payment or provision of any earned and unpaid base salary, bonus and benefits, and subject to his delivery of an executed general release and continuing compliance with restrictive covenants, Dr. Hayward will be entitled to receive: (i) a pro rata portion (based on the number of days elapsed from the beginning of the Company’s fiscal year to the date of his termination of employment) of the greater of (A) the annual bonus he would have received if his employment had continued through the end of the fiscal year of termination and (B) the prior year’s annual bonus; (ii) installment payments for two years following termination in an aggregate amount equal to the greater of (A) 2.99 times Dr. Hayward’s base salary and (B) two times the sum of (I) Dr. Hayward’s base salary and (II) Dr. Hayward’s prior year’s annual bonus (or, if greater, Dr. Hayward’s target bonus (if any) for the fiscal year of termination); (iii) Company-paid COBRA continuation coverage for 18 months post-termination; (iv) continuing life insurance benefits (if any) for two years post-termination; and (v) extended exercisability of any outstanding vested stock options and stock appreciation rights (until three years from the termination date or, if earlier, until the expiration of the fixed stock option or stock appreciation right term).
If termination of Dr. Hayward’s employment is triggered by the Company without cause or by Dr. Hayward for good reason, in each case, within six months before or two years after a “change in control of the Company” (as defined in the employment agreement), then, the severance payments that would otherwise have been paid in installments will be paid in a lump sum. Further, unless assumed or continued by the acquiror, all of Dr. Hayward’s outstanding stock options and other equity incentive awards will become fully vested upon the occurrence of a change in control of the Company (whether or not his employment is terminated in connection with such change in control). The exercisability period of outstanding stock options and stock appreciation rights would be extended until three years following the change in control (or, if later, until three years following a qualifying termination after a change in control), or, if earlier, until the earlier expiration of the fixed stock option or stock appreciation right term. In addition, the employment agreement provides that if the payments and benefits due to Dr. Hayward in connection with a change in control would be subject to an excise tax under Section 280G of the Code, they will be reduced to the maximum amount that would not trigger the excise tax, unless Dr. Hayward would be better off (on an after-tax basis) receiving all of the payments and benefits and paying all necessary applicable taxes. Additionally, if, following a change in control, the Company fails to comply with any of its obligations under the employment agreement or the Company takes any action to declare the employment agreement void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from Dr. Hayward (or his beneficiary) the payments and benefits intended to be provided, then Dr. Hayward (or his beneficiary, as the case may be) shall be entitled to select and retain counsel at the expense of the Company to represent him (or his beneficiary) in connection with the good faith initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company or any successor thereto in any jurisdiction.
Upon a termination of his employment due to death or “disability” (as defined in the employment agreement), Dr. Hayward will generally be entitled to receive the same payments and benefits he would have received if his employment had been terminated by the Company without cause, other than the installment payments and the continuing life insurance benefits, and additionally, the extended exercisability provisions would apply to any outstanding stock options only.
For purposes of the employment agreement, “cause” means Dr. Hayward: (i) is convicted of or pleads nolo contendere to a felony, (ii) commits fraud or a material act or omission involving dishonesty affecting the assets, business or reputation of the Company or any of its subsidiaries or affiliates, (iii) willfully fails or refuses to carry out the material responsibilities of his employment, as reasonably determined by the Board of Directors, (iv) engages in gross negligence, willful misconduct or a pattern of behavior that has had or is reasonably likely to have a significant adverse effect on the Company or his ability to perform the duties and responsibilities of his employment, or (v) willfully engages in any act or omission that is in material violation of Company policy, including, without limitation, Company policy on business ethics and conduct, and Company policy on the use of inside information and insider trading; provided, however, that, if the conduct giving rise to termination for Cause is curable without material harm to the business or assets of the Company, Dr. Hayward will be afforded an opportunity to effect such a cure within 30 days after notice of termination and thereby avoid a termination for Cause based upon such conduct.
For purposes of the employment agreement, “good reason” is defined as any of the following: (i) a material adverse change by the Company of Dr. Hayward’s status or position as the Chief Executive Officer, including, without limitation, a material diminution of his position, duties, responsibilities or authority or the assignment to him of duties or responsibilities that are materially inconsistent with his status or position; (ii) a non-voluntary reduction by the Company of his annual base salary or failure to pay same; (iii) a breach by the Company of any of its material obligations under the employment agreement; (iv) relocation of Dr. Hayward without his consent beyond a 75-mile radius of his then principal place of employment in violation of the employment agreement; or (v) in connection with a change in control, the failure or refusal by the successor or acquiring company to expressly assume the obligations of the Company under the employment agreement. As a condition to terminating his employment for Good Reason, Dr. Hayward must, within 60 days after the occurrence of the event or condition giving rise to such termination, provide written notice to the Company (or the successor or acquiring company) of his desire to terminate for Good Reason, specifying the nature of the act or omission that he deems to constitute Good Reason. The Company shall have 30 days after receipt of such notice to review and, if required, correct the situation (and thus prevent his termination for Good Reason).
Dr. Hayward is subject to standard restrictive covenants, including a two-year post-employment non-compete and a two-year post-employment non-solicit of employees or customers. In his capacity as a Chief Executive Officer and President, Dr. Hayward’s position at the Company is a policy-making position in which he has the authority to make policy decisions that control significant aspects of the Company.

Director Compensation: Fiscal 2023
In fiscal 2023, on January 25, 2023, we granted an Option to purchase 5,632 shares of our Common Stock (having a grant date fair value of $150,000) to each of our non-employee directors, in respect of fiscal year 2023. The Options have a 10-year term and vested in full on the first anniversary of the date of grant.
In addition, in recognition for their service on certain committees, additional Options were granted to those members of our Board of Directors who also serve on such committees. As such, also on January 25, 2023, we granted Options with a 10-year term that vested in full on the first anniversary of the date of grant, to Mr. Simon, Mr. Shamash, Mr. Ceccoli, Mr. Catell, and Ms. Schmalz Shaheen. These Option grants are with respect to 47 shares of our Common Stock and have a grant date fair value of $1,250 in the case of Mr. Simon, 469 shares of our Common Stock and have a grant date fair value of $12,500 in the case of Mr. Shamash, 188 shares of our Common Stock and have a grant date fair value of $5,000 in the case of Mr. Ceccoli, 94 shares of our Common Stock and have a grant date fair value of $2,500 in the case of Mr. Catell, and 141 shares of our Common Stock and have a grant date fair value of $3,750 in the case of Ms. Schmalz Shaheen.
None of the members of our Board of Directors received any other compensation in respect of fiscal 2023.
Name	Option Awards ($)(2)	Total ($)
Sanford R. Simon	151,250	151,250
Yacov A. Shamash	162,500	162,500
Joseph D. Ceccoli	155,000	155,000
Scott L. Anchin(1)	150,000	150,000
Robert C. Catell	152,500	152,500
Elizabeth M. Schmalz Shaheen	153,750	153,750

(1)
On July 31, 2023, Scott L. Anchin provided notice to the Company of his intention not to stand for re-election as director at the Company’s annual meeting of stockholders held on September 19, 2023. Mr. Anchin’s term as director expired upon the election of directors at the annual meeting.

(2)
Represents the grant date fair value of the Option grants, calculated in accordance with FASB ASC Topic 718, or ASC 718, specifically based on the Black Scholes value thereof as of the grant date. Information concerning these amounts and the assumptions used to calculate these amounts are set forth in our Form 10-K for fiscal 2023, filed with the SEC on December 7, 2023, under the caption “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Estimates and Policies,” and in Note C to the accompanying consolidated financial statements. As noted above, these Options vested in full on the first anniversary of the date of grant (i.e., January 25, 2024).

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On(6):	Net (Loss) (thousands)(6)	Revenues (thousands)(7)
					Total Shareholder Return(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2023	$468,000	$468,000	$514,917	$308,333	$107.08	$(10,023)	$13,367
2022	$2,068,000	$1,268,000	$557,813	$312,500	$21.44	$(8,270)	$18,169

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for the principal executive officer (“PEO”), Dr. Hayward (our Chairman, Chief Executive Officer and President), for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Hayward, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Hayward during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Hayward’s total compensation for each year to determine the compensation actually paid which is reported above:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2023	$468,000	$—	$—	$468,000
2022	$2,068,000	$800,000	$—	$1,268,000

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
There was no equity award adjustment for each of the applicable years shown above, as all equity awards granted were fully vested on the date of grant.

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers as a group (excluding Dr. Hayward, who has served as our Chairman, Chief Executive Officer and President) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Dr. Hayward) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Beth M. Jantzen, Clay Shorrock and Judith Murrah; and (ii) for 2022, Beth M. Jantzen and Judith Murrah.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Dr. Hayward), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Dr. Hayward) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Dr. Hayward) for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$514,917	$206,583	$—	$308,333
2022	$557,813	$142,188	$—	$415,625

(a)
There was no equity award adjustment for each of the applicable years shown above, as all equity awards granted were fully vested on the date of grant.

(5)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the

Company’s share price at the beginning of the measurement period. No dividends were paid on stock awards or Options in either of fiscal 2023 or 2022.
(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(7)
The dollar amounts reported represent the amount of consolidated revenues reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
The following graph addresses the amount of compensation actually paid to Dr. Hayward and the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Dr. Hayward) with the Company’s cumulative TSR over the two years presented in the table. The Company does not use cumulative TSR as a performance measure in the overall executive compensation program.
Compensation Actually Paid and Net Loss
The following table addresses the amount of compensation actually paid to Dr. Hayward and the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Dr. Hayward) with the Company’s net loss over the two years presented in the table. The Company does not use net loss as a performance measure in the overall executive compensation program, particularly when determining the size of incentive equity awards.

Compensation Actually Paid and Revenues
As demonstrated by the following graph, the amount of compensation actually paid to Dr. Hayward and the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Dr. Hayward) is aligned with the Company’s revenues over the two years presented in the table. The Company utilizes revenues when setting goals for the certain performance-based bonuses and incentive equity compensation grants that are awarded to the named executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the shares of our Common Stock beneficially owned as of the Record Date, by (i) each person, or group of affiliated persons, who is known to us to beneficially own 5% or more of the outstanding Common Stock, (ii) each of our named executive officers and current executive officers, (iii) each of our directors and (iv) all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.
We have based our calculation of the percentage of beneficial ownership on 10,299,385 shares of our Common Stock outstanding on the Record Date. We have deemed shares of Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of the Record Date to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o 50 Health Sciences Drive, Stony Brook, New York 11790. The information in the table below is based solely on a review of Schedules 13D and 13G as well as the Company’s knowledge of holdings with respect to its employees and directors.
	Title of Class	Number of Shares Owned(1)	Percentage of Class(2)
Executive Officers and Directors:
James A. Hayward	Common Stock	25,324(3)	*
Yacov A. Shamash	Common Stock	8,994(4)	*
Robert B. Catell	Common Stock	8,436(8)	*
Joseph D. Ceccoli	Common Stock	8,554(5)	*
Beth M. Jantzen	Common Stock	6,922(9)(12)	*
Judith Murrah	Common Stock	7,763(10)(12)	*
Clay Shorrock	Common Stock	6,377(12)(13)	*
Sanford R. Simon	Common Stock	8,356(6)	*
Elizabeth Schmalz Shaheen	Common Stock	8,373(11)	*
All directors and officers as a group (9 persons)	Common Stock	89,099(7)	*%
5% Stockholder:
Leviticus Partners, L.P.	Common Stock	649,809(14)	6.31%
L1 Capital Global Opportunities Master Fund, Ltd.	Common Stock	1,021,000(15)	9.91%

*
indicates less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”).

(2)
Based upon 10,299,385 shares of Common Stock outstanding as of August 1, 2024. Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are beneficially held by such person (but not those held by any other person) have been exercised and converted.

(3)
Includes 18,615 shares underlying currently exercisable options.

(4)
Includes 8,915 shares underlying currently exercisable options.

(5)
Includes 8,526 shares underlying currently exercisable options.

(6)
Includes 8,352 shares underlying currently exercisable options.

(7)
Includes 74,958 shares underlying currently exercisable options.

(8)
Includes 8,339 shares underlying currently exercisable options.

(9)
Includes 4,872 shares underlying currently exercisable options.

(10)
Includes 5,426 shares underlying currently exercisable options.

(11)
Includes 8,334 shares underlying currently exercisable options.

(12)
Excludes 3,700, 3,750 and 4,063 shares underlying options for Ms. Jantzen, Mr. Shorrock and Ms. Murrah, respectively that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date.

(13)
Includes 3,579 shares underlying currently exercisable options.

(14)
Based on a Schedule 13G/A filed by Leviticus Partners, L.P., a Delaware limited partnership (“Leviticus”) on June 24, 2024 the securities are directly held by (i) Leviticus and (ii) AMH Equity, LLC (“AMH”). AMH is the general partner of Leviticus, and as such may be deemed to be an indirect beneficial owner of the shares held by Leviticus. Leviticus and AMH disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. The address of each of Leviticus and AMH is 32 Old Mill Road, Great Neck, NY 11023.

(15)
Based on Schedule 13G filed by L1 Capital Global Opportunities Master Fund, Ltd., an entity organized under the laws of the Cayman Islands (“L1”) on June 7, 2024. Consists of (i) 108,000 shares of Common Stock and (ii) pre-funded warrants to purchase up 792,284 shares of Common Stock. Does not include 625,357 pre-funded warrants, which are subject to a 9.99% beneficial ownership limitation. Also does not include 1,525,641 Series A Warrants and 1,525,641 Series B Warrants, each to purchase shares of Common Stock, both of which are subject to a 9.99% beneficial ownership limitation. The address of L1 is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman, Cayman Islands KY1-1001.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or Notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at 631-240-8800 or by sending a written request to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790

OTHER BUSINESS
We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2025 annual meeting of stockholders, the written proposal must have been received by the Corporate Secretary at the address below no earlier than June 2, 2025 and no later than July 2, 2025. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should have been addressed to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790
For a stockholder proposal that is not intended to be included in the proxy statement for the 2025 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than June 2, 2025 and no later than July 2, 2025. However, if our 2025 annual meeting of stockholders is held more than 30 days before or more than 60 days after September 30, 2025, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2025 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; the text of the proposal or matter; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.
Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year’s annual meeting date, or August 1, 2025 (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).
The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire, together with a written representation and agreement that such nominee is not and will not become a party to certain voting commitments. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION
A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at www.adnas.com.
By Order of the Board of Directors
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer
Stony Brook, New York
August 21, 2024

Appendix A
PROPOSED FORM OF
CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
APPLIED DNA SCIENCES, INC.
Applied DNA Sciences, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:
FIRST:   Article IV of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended by adding the following paragraph at the end thereof:
“Upon the effectiveness (the “Reverse Split Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [    ]1 shares of Common Stock, par value $0.001 per share, issued and outstanding (or held in treasury) immediatelyprior to the Reverse Split Effective Time, shall automatically be reclassified and combined into one (1) validly issued, fully paid, and non-assessable share of Common Stock, par value $0.001 per share, without any action by any holder thereof, subject to the treatment of fractional shares set forth below (the “Reverse Stock Split”). No fractional shares shall be issued as a result of the Reverse Stock Split. Any stockholder of record of Common Stock immediately prior to the Reverse Split Effective Time that would otherwise be entitled to fractional share as a result of the Reverse Stock Split shall be entitled, upon the Reverse Split Effective Time, to receive one whole share of Common Stock in lieu of such fractional share.
From and after the Reverse Split Effective Time, certificates that, immediately prior to the Reverse Split Effective Time, represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which such shares shall have been reclassified and combined as a result of the Reverse Stock Split, including the treatment of fractional shares set forth above.”
SECOND:   This Certificate of Amendment shall become effective on         , 2024, at 12:01 a.m.
THIRD:   That the foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its Chief Executive Officer, on          , 2024.
APPLIED DNA SCIENCES, INC.
By:

Name:

1
This shall be a whole number between (and including) five (5) and fifty (50) to be determined by the Board of Directors pursuant to authority granted by the stockholders, as described in the accompanying proxy statement (the “Reverse Stock Split Ratio”). The stockholders are approving all amendments with such Reverse Stock Split Ratio range and each Reverse Stock Split Ratio within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. Any proposed amendments reflecting a Reverse Stock Split Ratio not selected by the Board of Directors shall be deemed abandoned in accordance with Section 242(c) of the General Corporation Law of the State of Delaware.

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APPLIED DNA SCIENCES, INC.ATTN: BETH JANTZEN50 HEALTH SCIENCES DRIVESTONY BROOK, NY 11790VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time on September 29, 2024, the day before the meeting date.Have your proxy card in hand when you access the web site and follow the instructions toobtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/APDN2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time on September 29, 2024, the day before the meeting date. Have yourproxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV55404-P16428APPLIED DNA SCIENCES, INC.The Board of Directors recommends you vote FOR proposals 2, 3 and 4.Nominees:01) James A. Hayward02) Robert B. Catell03) Joseph D. Ceccoli04) Yacov A. Shamash05) Sanford R. Simon06) Elizabeth M. Schmalz Shaheen1. Election of DirectorsThe Board of Directors recommends you vote FORthe following:ForAllWithholdAllFor AllExceptFor Against Abstain! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.2. Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year endingSeptember 30, 2024;3. Grant of discretionary authority for 12 months to the Company's Board of Directors to amend the Company's Certificate ofIncorporation, as amended, to effect a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty,with such specific ratio to be determined by the Company's Board of Directors following the Annual Meeting; and4. Approval, in accordance with Nasdaq listing rule 5635(d), of the exercisability of certain common stock purchase warrants, and theissuance of the common stock underlying such warrants, which warrants were issued in connection with an offering of securities ofthe Company that occurred on May 28, 2024.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Annual Report on Form 10-K and Form 10-K/A are available atwww.proxyvote.com.V55405-P16428APPLIED DNA SCIENCES, INC.Annual Meeting of StockholdersSeptember 30, 2024 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder executing and delivering this Proxy hereby appoints Ms. Judith Murrah and Ms. Beth Jantzen and each of them as proxies (the "proxies"), with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of Applied DNA Sciences, Inc. held of record by the undersigned as of August 1, 2024, at the Annual Meeting of Stockholders of Applied DNA Sciences, Inc., to be held virtuallyat www.virtualshareholdermeeting.com/APDN2024 on Monday, September 30, 2024 at 10:00 a.m., local time, or at any postponements or adjournments of the meeting.This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted in accordance with the recommendations of our Board of Directors and for such other matters as may properly come before the meeting as said proxies deem advisable.THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS SUCH STOCKHOLDER'S NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.Continued and to be signed on reverse side